 Exhibit 10.8

Confidential treatment has been requested for portions of this document indicated by [***], which portions are filed separately with the Commission.

AGREEMENT

This Agreement is entered into by and between PATRIOT SCIENTIFIC CORPORATION (“PTSC”), and TECHNOLOGY PROPERTIES LIMITED LLC (“TPL”) hereinafter sometimes collectively referred to as the “Parties”.

WHEREAS, it is in the mutual interest of the Parties to facilitate the selection of a new MMP Program Vendor by PTSC to replace TPL; and,

WHEREAS, the following collateral undertakings between the parties may expedite that process.

NOW THEREFORE, for and in consideration of the mutual covenants herein contained as well as other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, it is covenanted and agreed by and between the Parties that:

1. [***];

2. [***];

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of __ July 2012.

	PTSC		TPL

By:	/s/ Carlton M. Johnson	By:	/s/ Daniel E. Leckron
	Carlton M. Johnson		Daniel E. Leckrone, Chmn
Chairman of Executive Committee